SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

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|X|	Preliminary Proxy Statement
|_|	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|	Definitive Proxy Statement
|_|	Definitive Additional Materials
|_|	Soliciting Material Under Rule 14a-12

FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Mercury Large Cap Growth V.I. Fund
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|	No fee required.
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(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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|_|	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Mercury Large Cap Growth V.I. Fund

P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON September 23, 2005

To the Shareholders of Mercury International Value V.I. Fund and Mercury Large Cap Growth V.I. Fund:

        NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of Mercury International Value V.I. Fund and Mercury Large Cap Growth V.I. Fund (each, a “Fund”, and collectively, the “Funds”), both series of FAM Variable Series Funds, Inc. (“Variable Series”), will be held at the offices of Merrill Lynch Investment Managers, L.P., doing business as Mercury Advisors. (the “Adviser”), 800 Scudders Mill Road, Plainsboro, New Jersey, 08536 on September 23, 2005, at 9:00 a.m. Eastern time, for the purpose of considering the proposals set forth below:

(1)	For each Fund, to approve or disapprove the proposed investment advisory agreement between Variable Series, on behalf of the Fund, and the Adviser.

(2)	For Mercury International Value V.I. Fund, to approve or disapprove the proposed sub-advisory agreement between the Adviser and its affiliate, Merrill Lynch Asset Management U.K. Limited.

(3)	For each Fund, to approve or disapprove the amendment of certain fundamental investment restrictions of the Fund.

(4)	To transact such other business as may properly come before the Meeting or any adjournment thereof.

        The Board of Directors of Variable Series has fixed the close of business on August 1, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

        Each contract owner is urged to exercise the right to give voting instructions for the special meeting of shareholders of the Fund by filling in, dating and signing the enclosed voting instructions card and returning it in the return envelope provided. If you have been provided with the opportunity on your voting instruction card to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. Your voting instructions are being solicited on behalf of the Board of Directors of the Funds.

        If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Computershare Fund Services, at [1-800-_______.]

By Order of the Board of Directors

ALICE A. PELLEGRINO Secretary of FAM Variable Series Funds, Inc.

Plainsboro, New Jersey
Dated: August 15, 2005

PROXY STATEMENT
DATED August 15, 2005

FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Mercury Large Cap Growth V.I. Fund

P.O. Box 9011
Princeton, New Jersey 08543-9011

SPECIAL MEETING OF SHAREHOLDERS

September 23, 2005

INTRODUCTION

        The Board of Directors (the “Board”) of Mercury International Value V.I. Fund (“Mercury International Value”) and Mercury Large Cap Growth V.I. Fund (“Mercury Large Cap Growth”) (each, a “Fund”, and collectively, the “Funds”), both series of FAM Variable Series Funds, Inc. (“Variable Series”), solicits your proxy for use at a Special Meeting of Shareholders of the Funds (the “Meeting”). The Meeting will be held at the offices of Merrill Lynch Investment Managers, L.P., doing business as Mercury Advisors (the “Adviser”), 800 Scudders Mill Road, Plainsboro, New Jersey, 08536 on September 23, 2005, at 9:00am Eastern time. The approximate mailing date of this Proxy Statement is August 15, 2005.

        As discussed in more detail below, the Meeting has been called (1) to approve or disapprove the proposed investment advisory agreement for each Fund (each, an “Agreement” and together, the “Agreements”), between Variable Series, on behalf of each Fund, and the Adviser; (2) to approve or disapprove the proposed sub-advisory agreement (the “Sub -advisory Agreement”) for Mercury International Value between the Adviser and its affiliate, Merrill Lynch Asset Management U.K. Limited (the “Sub-adviser”); and (3) to approve or disapprove the amendment of certain fundamental investment restrictions of each Fund.

        Shares of Variable Series are sold only to separate accounts of certain insurance companies, including Merrill Lynch Life Insurance Company and its affiliates (“Insurance Companies”), and to Insurance Companies directly, in connection with variable annuity contracts and/or variable life insurance contracts (the “Contracts”) issued by such companies. As discussed below, with respect to the proposals presented in this Proxy Statement, the Insurance Companies will vote the shares of the applicable Fund held in such separate accounts based on the instructions timely received from the owners of the Contracts (the “Contract Owners”) that have a voting interest in the applicable Fund.

         This Proxy Statement is being furnished on behalf of the Board to the shareholders of the Funds for their use in obtaining voting instructions from the Contract Owners on the proposals to be considered at the Meeting. The Board has fixed the close of business on August 1, 2005 as the record date (the “Record Date”) for determining the number of shares outstanding and the Contract Owners entitled to give voting instructions to Insurance Companies. Each Contract Owner may give voting instructions for the number of shares of each Fund attributable to his or her Contract as of the Record Date.

         Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Funds have outstanding the number of shares of common stock as indicated in Exhibit A hereto. Except as set forth in Exhibit A to this Proxy Statement, to the knowledge of each Fund, as of the Record Date, no person or “group” (as such term is defined in the Securities Exchange Act of 1934, as amended, and the rules thereunder) was known to the Funds to have allocated contributions under variable annuity contracts and/or variable life insurance contracts such that, upon the pass-through of voting rights by the Insurance Company, such person or group would have the right to give voting instructions with respect to more than 5% of the outstanding shares of a Fund. To the knowledge of each Fund, members of the Board, both individually and as a group, owned less than 1% of the outstanding shares of each class of the Fund as of the Record Date.

         The expenses of preparation, printing and mailing of the enclosed voting instruction cards and accompanying Notice and Proxy Statement will be borne by the Adviser. The Adviser will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the Contract Owners.

         In order to obtain the necessary quorum at the Meeting, supplementary solicitations may be made by mail, telephone, telegraph or personal interview by officers of the Funds. The Funds have retained Computershare Fund Services, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies, at a cost of $_____ per Fund, plus aggregate out-of-pocket expenses of approximately $_____. These costs will be borne by the Adviser.

         For each of the Funds, a quorum consists of a majority of the shares entitled to vote at the Meeting, present in person or by proxy.

         Assuming a quorum is present, Proposals 1, 2 and 3 require the approval of a majority of the outstanding voting securities as defined in the 1940 Act, which means the affirmative vote of the lesser of (i) 67% of the shares represented at the Meeting at which more than 50% of the outstanding shares of the applicable Fund are represented or (ii) more than 50% of the outstanding shares of the applicable Fund.

        Insurance Companies, the holders of record of shares of the Funds, are required to “pass through” to their Contract Owners the right to vote shares of the Funds. The Funds expect that Insurance Companies will solicit voting instructions from their Contract Owners and that Insurance Companies will vote 100% of the shares of the Funds held by their respective separate

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accounts. Insurance Companies will vote shares of the Funds for which no instructions have been received from Contract Owners in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on a proposal. Unmarked voting instructions received from Contract Owners will be voted in favor of the proposal. Insurance Companies, as record shareholders of the Funds, may adjourn the meeting of shareholders for a period or periods of not more than 120 days in the aggregate if necessary to obtain additional voting instructions from Contract Owners. The cost of preparing and distributing to Contract Owners additional proxy materials if required in connection with any adjournment will be borne by the Adviser.

        Voting instructions executed by Contract Owners, and proxies executed by shareholders, may be revoked by a written instrument received by the Secretary of the Funds at any time before they are exercised, by the delivery of a later-dated voting instruction or proxy or by attendance at the Meeting and voting in person.

        The Board knows of no business other than the approval of Proposals 1, 2 and 3 that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the proxies to vote in accordance with their best judgment.

        Each Contract Owner is urged to exercise the right to give voting instructions for the special meeting of shareholders of the Funds by filling in, dating and signing the voting instructions card for the Funds and returning the card in the return envelope provided.

PROPOSAL 1: APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

        The Meeting has been called to obtain shareholder approval of the Agreements. The Adviser has served as investment adviser to each Fund, as well as its predecessor funds, since inception. Each Fund was organized in 2003 to be the surviving fund in a reorganization transaction with another registered fund advised by an affiliate of the Adviser.

        The reorganization and resulting creation of the Funds was discussed and approved during a special telephonic meeting of the Board on July 7, 2003. At the telephonic meeting, the Board discussed such matters as the proposed advisory arrangements for the Funds, which were the same as the advisory agreements of the funds that were reorganizing with the Funds.

        Under the Investment Company Act of 1940 (the “1940 Act”), a number of procedural requirements apply to the approval of an investment advisory agreement. One requirement is that the agreement must be approved by a Fund’s directors, including by a majority of the independent directors, at an in-person meeting. In addition, the agreement must be approved by a majority of the outstanding voting securities of the Fund. Although the Board and the Adviser took steps to establish the Fund, and the Board approved investment advisory agreements for each Fund, the Adviser believes that the investment advisory agreements for the Funds were not approved in accordance with all of the technical procedural requirements of the 1940 Act, and the purpose of this meeting is to meet all of the technical procedural requirements by approving the Agreements.

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        At a meeting held on June 1-2, 2005, the Board considered the matter and approved an investment advisory agreement for each Fund (the “Agreements”). The terms of the Agreements are identical to the terms of the investment advisory agreements pursuant to which the Adviser had been providing services to the Funds. The Agreements also must be approved by a majority of each Fund’s outstanding voting securities, as defined in this Proxy Statement.

        The Agreements will become effective immediately upon receipt of shareholder approval. In the interim, the Adviser will continue to provide investment advisory services to the Funds of the same nature as has historically been provided, but the Adviser is providing these services at cost (approximately $___) until the Agreements have been approved. The Adviser and not the Funds, is bearing all of the cost of the approval process.

        The following is a summary of the material terms of the Agreements:

        Advisory Services. Pursuant to the Agreements between the Funds and the Adviser, the Adviser manages the Funds’ business affairs. This includes providing investment research necessary or advisable in connection with the management of the investment and reinvestment of the assets of the Funds. In addition, the Adviser is obligated to maintain and preserve any books and records with respect to the Funds’ securities transactions and any other records which are not being maintained by a custodian or any other party pursuant to an agreement with the Funds. In connection therewith, the Adviser furnishes the Funds with office space, supplies, facilities equipment, and executive and other personnel appropriate for managing the affairs of the Funds. All of the Adviser’s duties under the Agreements are to be performed subject to oversight of the Board and in accordance with the investment objectives and policies of the Funds. The Agreements are attached hereto as Exhibits B-1 and B-2.

        Advisory Fee. Under the Agreements, each Fund shall pay to the Adviser at the end of each calendar month a fee at an annual rate of .75% of the average daily net assets for Mercury International Value and .65% of the average daily net assets for Mercury Large Cap Growth.

        Payment of Advisory Expenses. The Agreements provide that the Adviser shall pay all of its own operating and overhead costs and those of the Funds, including costs incurred by the Adviser to provide office space to the Funds or which it may incur in the course of providing bookkeeping and other services, aside from services of counsel, required in connection with the preparation of registration statements and other disclosure documents, periodic reports and notices and proxy solicitation material furnished to shareholders of the Funds or regulatory authorities. The Adviser shall also pay the compensation, if any, of directors of the Funds who are directors, officers or employees of the Adviser or any affiliated person of the Adviser.

        Limitation of Liability. Under the Agreements, the Adviser shall not have any liability to the Funds or any shareholder of the Funds for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties hereunder, except for liability resulting from (i) willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties hereunder and (ii) a breach of fiduciary duty with respect to the receipt of compensation for services, but only to the extent specified in §36(b) of the 1940 Act.

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        Term. In conformity with the requirements of the 1940 Act, each Agreement provides that it will continue in effect (after its initial two-year terms) only so long as its continuance has been specifically approved at least annually by (i) the Board, or by the vote of a majority of the outstanding shares of the Fund, and (ii) a majority of those Directors who are not parties to the Agreement or interested persons of any such party cast in person at a meeting called for the purposes of voting on such approval.

        Termination; Assignment. The Agreements provide that they will terminate automatically in the event of assignment. In addition, the Agreements may be terminated, without penalty, by the Board, by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser, on sixty days’ written notice to the other party.

Information about the Adviser

        The Adviser is a limited partnership organized under the laws of the State of Delaware, with its principal place of business at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. The general partner of the Adviser is Princeton Services, Inc. (“Princeton Services”). The limited partner of the Adviser is Merrill Lynch & Company (“ML&Co.”). Princeton Services is a wholly owned subsidiary of Merrill Lynch Group, Inc. (“Merrill Lynch Group”). Merrill Lynch Group is a wholly owned subsidiary of ML&Co. ML&Co., Merrill Lynch Group and Princeton Services control the Adviser through their ownership (whether direct or indirect) of the voting securities of the Adviser and their power to exercise a controlling influence over the management and policies of the Adviser. As of June 30, 2005, the Adviser and its affiliates, including the Sub-Adviser managed approximately $473 billion.

        The Adviser is a registered investment adviser that has provided investment management services to individuals, banking and thrift organizations, investment companies, pension and profit sharing plans, hedge funds, charitable organizations, corporations, and other institutions since 1976.

        The directors and principal executive officers of the Adviser are listed below. Unless otherwise indicated, the address for each is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Name	Positions with Investment Adviser	Other Substantial Business, Profession, Vocation or Employment
Robert C. Doll, Jr.	President

President of Fund Asset Management , L.P. (“FAM”) from 2000 to 2001; Director of Princeton Services; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999

Donald C. Burke	First Vice President and Treasurer	First Vice President and Treasurer of FAM; Senior Vice President, Director and Treasurer of Princeton Services; Vice President of Fund Asset Management Distributors, Inc. (“FAMD” or the “Distributor’)

Andrew J. Donohue	Senior Vice President and General Counsel	Senior Vice President and General Counsel of FAM; Senior Vice President, General Counsel and Director of Princeton Services; President and Director of FAMD

Alice A. Pellegrino	Secretary	Secretary of FAM, Princeton Services and FAMD

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        The following chart lists those officers and directors of the Funds who are also affiliated with the Adviser, and sets forth the nature of those affiliations:

Name	Position at the Funds	Positions at the Investment Adviser
Robert C. Doll, Jr.	President, Director and Portfolio Manager	President
Donald C. Burke	Vice President and Treasurer	First Vice President and Treasurer
Alice A. Pellegrino	Secretary	Secretary
James A. Macmillan	Vice President	Managing Director
Jeffrey Hiller	Chief Compliance Officer	Chief Compliance Officer

Considerations of the Board of Directors in Approving the Agreements

        At a meeting held on June 1-2, 2005, the Board, including the independent Directors, considered the Agreements, as well as the impact of the apparent lack of proper approval of the prior investment advisory agreements. The independent Directors were represented by independent counsel who assisted them in their deliberations.

        Before considering whether to approve the Agreements, the Board discussed the implications of the Adviser having served as investment adviser to the Funds without a properly approved advisory contract. The Board was advised by counsel to the Funds that Section 47 of the 1940 Act specifies that to the extent a contract has been performed in violation of the 1940 Act, a court may not deny rescission at the instance of any party unless such court finds that under the circumstances the denial of rescission would produce a more equitable result. The Board was further advised that this provision in effect gave the Board the right to demand a refund of all advisory fees paid during the period that a valid contract presumably was not in effect. The Board considered the merits of seeking rescission of the advisory arrangements with the Adviser and requesting a refund of advisory fees paid for the period in question. In considering whether to seek rescission, the Board considered the advice of counsel to the Funds relative to the equities that would be involved in a rescission action as well as the costs and distractions that would be associated with such an action. Among the factors considered, the Board noted that the Adviser had performed adequately all services required under the contract, and that counsel for the Funds advised that under those circumstances there was a reasonable possibility that a court would find that under the circumstances denial of rescission, in whole or

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in part, would produce a more equitable result than its grant. The Board also considered that seeking rescission would involve potential material costs for the Funds, such as the expense and distraction associated with litigation, and a strain in the Funds’ relationship with its investment adviser.

        The independent Directors discussed the matter in executive session with their independent counsel. Following the executive session, the independent Directors unanimously approved the Agreements (based on the factors discussed in detail below) and determined that it was not in the best interests of the Funds to seek rescission of the advisory contracts.

Activities of and Composition of the Board. All but one member of the Board is an independent Director whose only affiliation with the Adviser or other Merrill Lynch affiliates is as a Director of the Fund and certain other funds advised by the Adviser or its affiliates. The Co-chairmen of the Board are also independent Directors. New Director nominees are chosen as nominees by a Nominating Committee of independent directors. All independent Directors also are members of the Board’s Audit Committee and the independent Directors meet in executive session at each in person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in person and telephone meetings throughout the year, some of which are formal Board meetings, and some of which are informational meetings. The independent counsel to the independent Directors attends all in person Board and Audit Committee meetings and other meetings at the independent Directors’ request.

Investment Advisory Agreement — Matters Considered by the Board

Variable Series has entered into two separate Agreements relating to the Funds with the Adviser. Every year, the Board considers approval of each Fund’s Agreements. The Board also annually reviews and considers approval of the Sub-advisory Agreement on behalf of Mercury International Value between the Adviser and the Sub-adviser. The Board assesses the nature, scope and quality of the services provided to each Fund by the personnel of the Adviser, the Sub-adviser, and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to each Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Adviser and its affiliates, including the Sub-adviser. Among the matters considered with respect to each Fund are: (a) fees (in addition to management fees) paid to the Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund’s investment objectives, policies and restrictions, and its compliance with its Code of Ethics and the Adviser’s compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Adviser and its affiliates.

The Board believes that the Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Adviser to be generally of high quality. The Board also believes that the Adviser is financially sound and well managed and notes that

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the Adviser is affiliated with one of America’s largest financial firms. The Board works closely with the Adviser in overseeing the Adviser’s efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Adviser taking steps such as changing investment personnel.

Consideration of Approval by the Board. In the period prior to the Board meeting to consider approval of the Agreements and the Sub-advisory Agreement for Mercury International Value, the Board requested and received materials specifically relating to each Fund’s Agreements and the Sub-advisory Agreement. These materials are prepared with respect to each Fund and include (a) information compiled by Lipper Inc. (“Lipper”) on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund’s portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Adviser and its affiliates of the Agreements, the Sub-advisory Agreement and other relationships with each Fund; and (e) information provided by the Adviser concerning investment advisory fees charged to other clients, such as offshore and other retail funds under similar investment mandates and generally to institutional clients. The Board also considers other matters it deems important to the approval process such as payments made to the Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Adviser of “soft dollars”), the Fund’s portfolio turnover statistics, and direct and indirect benefits to the Adviser and the Sub-adviser and their affiliates from their relationship with each Fund.

Certain Specific Data

In connection with the approval of each of the Agreements and the Sub-advisory Agreement in June 2005, the independent Directors’ and Board’s review included the following:

Services Provided by the Adviser. The Board reviewed the nature, extent and quality of services provided by the Adviser, including the investment advisory services and the resulting performance of each Fund, and the Sub-adviser. The Board focused primarily on the Adviser’s investment advisory services and each Fund’s investment performance, having concluded that the other services provided to the Fund by the Adviser were satisfactory. The Board compared Fund performance — both including and excluding the effects of each Fund’s fees and expenses — to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indices. While the Board reviews performance data at least quarterly, consistent with the Adviser’s investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. As of March 31, 2005, performance for the Funds ranked as noted below:

Fund	Quintile — 1 year	Quintile — 3 years*	Quintile — 5 years*

Mercury International Value	1	2	1
Mercury Large Cap Growth	3	2	1

*	Includes performance information for predecessor funds.

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Considering these factors, the Board has concluded that each Fund benefits, and should continue to benefit, from those services and the Board concluded that the services provided to each Fund supported the approval of its Agreement.

The Adviser’s Personnel and Investment Process. The Board reviewed the Fund’s investment objectives and strategies. The Board discusses with senior management of the Adviser responsible for investment operations and the senior management of the Adviser’s investing groups the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Adviser’s investment staff, its use of technology, and the Adviser’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Adviser’s compensation policies and practices with respect to each Fund’s portfolio manager. The Board also considered the experience of the Funds’ portfolio managers and their experience and the expertise of the Adviser in analyzing and managing the types of investments used by each Fund. The Board concluded that each Fund benefits from that expertise.

Management Fees and Other Expenses. The Board reviewed each Fund’s contractual management fee rates and actual management fee rates as a percentage of total assets at common asset levels — the actual rate includes advisory and administrative service fees and the effects of any fee waivers — compared to the other funds in their Lipper categories. It also compares each Fund’s total expenses to those of other, comparable funds. The Board considered the services provided to and the fees charged by the Adviser to other types of clients such as off-shore and other retail funds, with similar investment mandates and noted that the fees charged by the Adviser in those cases typically exceeded those being charged to the Funds. The Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Funds, but believed that less extensive services were being provided to such clients. Both the contractual and actual management fee rates were lower than the median of rates charged by comparable funds with respect to Mercury International Value and Mercury Large Cap Growth. The Board has concluded that each Fund’s management fees and fee rates and overall expense ratios are reasonable compared to those of other, comparable funds.

Profitability. The Board considered the cost of the services provided to each Fund by the Adviser, and the Adviser’s and its affiliates’ profits in relating to the management and distribution of the Funds and the funds advised by the Adviser or FAM. As part of its analysis, the Board reviewed the Adviser’s methodology in allocating its costs to the management of each Fund and concluded that there was a reasonable basis for the allocation. The Board believes the Adviser’s profits are reasonable in relation to the nature and quality of services provided.

Economies of Scale. The Board considered the extent to which economies of scale might be realized as the assets of each Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board concluded at the June 2005 meeting that existing management fee rates or structure adequately addressed existing or potential economies of scale for the Funds.

Conclusion. After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved each Agreement and the Sub-advisory

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Agreement for Mercury International Value, concluding that the advisory fees were reasonable in relation to the services provided and that contract renewals were in the best interests of the shareholders. The approval of the Agreements for the Funds were made subject to shareholder approval of the Agreements.

Payments to the Adviser and Affiliates of the Adviser by the Funds

        During the last fiscal year, the aggregate amount of the Adviser’s fee paid by the Funds was $2,462,686 for Mercury International Value. $992,124 for Mercury Large Cap Growth. Since ___, the Adviser has been paid a lesser fee based on the cost of the services provided.

        The Adviser or its affiliates provide certain accounting services to the Funds, and each Fund reimburses the Adviser or its affiliates for these accounting services. Information on the amounts paid to the Adviser or its affiliates by each Fund for accounting services for each Fund’s most recently completed fiscal year is set forth below.

Fund	Fiscal Year Ended	Amount Paid to Investment Adviser or its affiliates for Accounting Services

Mercury International Value	December 31, 2004	$6,761
Mercury Large Cap Growth	December 31, 2004	$3,297

        Financial Data Services, Inc. (“FDS”), an affiliate of the Adviser, acts as the transfer agent for the Funds pursuant to separate Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreements (the “Transfer Agency Agreements”). Pursuant to the Transfer Agency Agreements, FDS is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Information relating to the transfer agency fees paid by each Fund under its respective Transfer Agency Agreement is set forth below for its most recently completed fiscal year.

Fund	Fiscal Year Ended	Amount Paid to FDS for Transfer Agency Services

Mercury International Value	December 31, 2004	$4,584
Mercury Large Cap Growth	December 31, 2004	$4,591

        The Funds have adopted separate distribution plans for their Class II and Class III shares pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plans”). The Distribution Plans provide for the payment of account maintenance fees and distribution fees to FAMD, an affiliate of the Adviser, to compensate FAMD and certain Insurance Companies (pursuant to separate sub-agreements) for providing certain account maintenance, shareholder and distribution services, as applicable. If the Agreements are approved, FAMD, and such Insurance Companies will continue to provide the above-described services to each Fund. Information relating to the fees paid to the Distributor and the Insurance Companies by each Fund pursuant to the Distribution Plans is set forth below for the most recently completed fiscal year of each Fund.

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Fund	Fiscal Year Ended	Amount Paid to FAMD under Distribution Plans	Amount Paid by FAMD to Insurance Companies under Distribution Plans

Mercury International Value	December 31, 2004	Class II* Class III*	N/A

Mercury Large Cap Growth	December 31, 2004	Class II ** Class III $459	N/A

*	The distribution fees were not accrued for Class II and Class III.
**	The distribution fees were not accrued for Class II.

        Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) is an affiliated person, as defined in the 1940 Act, of the Adviser because MLPF&S and the Adviser are under the common control of ML & Co. Information relating to the brokerage commissions paid to MLPF&S by each Fund for its most recently completed fiscal year is set forth in the following table:

Fund	Fiscal Year Ended	Aggregate Brokerage Commissions Paid	Brokerage Commissions Paid to MLPF&S	Percentage of Aggregate Brokerage Commissions Paid to MLPF&S

Mercury International Value	December 31, 2004	$613,562	$5,776	0.94%*
Mercury Large Cap Growth	December 31, 2004	$160,783	0	0.00%*

*	For the fiscal year ended December 31, 2004, the brokerage commissions paid to MLPF&S by Mercury International Value represented 0.94% of the aggregate brokerage commissions paid by Mercury International Value and involved 0.76% of Mercury International Value dollar amount of transactions involving payment of commissions during the year. For the fiscal year ended December 31, 2004, the brokerage commissions paid to MLPF&S by Mercury Large Cap Growth represented 0.00% of the aggregate brokerage commissions paid by Mercury Large Cap Growth and involved 0.00% of Mercury Large Cap Growth dollar amount of transactions involving payment of commissions during the year.

Information Relating to Similar Funds

        The Adviser is the investment adviser for certain other investment companies that have investment objectives that are similar to the investment objectives of the Funds (“Similar Funds”). The following table provides certain information relating to each Similar Fund.

11

Mercury International Value

Name of Similar Fund	Net Assets as of December 31, 2004	Annual Rate of Investment Advisory or Management Fee	Fee Waiver	Net Advisory or Management Fee*

Merrill Lynch Global Value Fund, Inc.	$684,471,086	0.75%	N/A	$5,233,999
Merrill Lynch International Value Fund	$1,200,608,054	0.75%	N/A	$6,010,215

* For the period January 1, 2004 to December 31, 2004.

Mercury Large Cap Growth

Name of Similar Fund	Net Assets as of December 31, 2004	Annual Rate of Investment Advisory or Management Fee	Fee Waiver	Net Advisory or Management Fee*

Mercury Fundamental Growth V.I. Fund	$199,344,006	0.65%	N/A	$1,263,403
Mercury Global Growth V.I. Fund	$100,902,225	0.75%	N/A	$718,380
Mercury Large Cap Value V.I. Fund	$148,486,723	0.75%	N/A	$931,571
Mercury Value Opportunities V.I. Fund	$612,150,031	0.75%	N/A	$4,458,716
Merrill Lynch Global Growth Fund, Inc.	$556,318,085	0.75%	N/A	$4,345,714

*	For the period January 1, 2004 to December 31, 2004.

        The Board of each Fund recommends that the shareholders of that Fund vote to approve the applicable Agreement.

PROPOSAL 2: APPROVAL OF SUB-ADVISORY AGREEMENT

        The Meeting has also been called to obtain shareholder approval of the Sub-advisory Agreement. The Sub-adviser has served as investment sub-adviser to Mercury International Value, as well as its predecessor fund, since July 21, 1998.

        The proposed sub-advisory arrangement for Mercury International Value was the same as the sub-advisory agreement of the fund that was reorganizing with the Fund.

        The procedural requirements under the 1940 Act set out above with respect to the approval of an investment advisory agreement apply equally to the approval of a sub-advisory agreement. The agreement must be approved by a Fund’s directors, including by a majority of the independent directors, at an in-person meeting. In addition, the agreement must be approved by a majority of the outstanding voting securities of the Fund. Although the Board and the Adviser took steps to implement a sub-advisory relationship for Mercury International Value

12

with the Sub-adviser, and the Board approved the Sub-advisory Agreement, the Adviser believes that the Sub-advisory Agreement for Mercury International Fund was not approved in accordance with all of the technical requirements of the 1940 Act, and the purpose of this Meeting is to meet all of the technical, procedural requirements by approving the Sub-advisory Agreement.

        At a meeting held on June 1-2, 2005, the Board considered the matter and approved the Sub-advisory Agreement. The terms of the Sub-advisory Agreement are identical to the terms of the agreement pursuant to which the Sub-adviser had been providing services to Mercury International Value. The Sub-advisory Agreement must be approved by a majority of Mercury International Value’s outstanding voting securities, as defined in this Proxy Statement.

        The Sub-advisory Agreement will become effective immediately upon receipt of shareholder approval. In the interim, the Sub-adviser will continue to provide investment advisory services to Mercury International Value of the same nature as has historically been provided, at no cost.

        The following is a summary of the material terms of the Sub-advisory Agreement:

        Sub-advisory Services. Pursuant to the Sub-advisory Agreement between the Adviser and the Sub-adviser, the Sub-adviser provides investment advisory services to the Adviser with respect to Mercury International Value. This includes providing investment research necessary or advisable for the proper supervision of assets of the Fund. All of the Sub-adviser’s duties under the Sub-advisory Agreement are to be performed subject to the oversight by the Board and the Adviser and in accordance with the investment objectives and policies of Mercury International Value. The Sub-advisory Agreement is attached hereto as Exhibit B-3.

        Sub-advisory Fee. Under the Sub-advisory Agreement, the Adviser shall pay the Sub-adviser a fee in an amount to be determined from time to time by the Adviser in consideration for the Sub-Adviser’s providing investment sub-advisory services to the Adviser with respect to Mercury International Value.

        Payment of Sub-advisory Expenses. The Sub-advisory Agreement provides that the Sub-adviser shall pay all of its own operating and overhead costs. The Sub-adviser shall also pay the compensation, if any, of each director of the Funds who is a director, officer or employee of the Sub-adviser or any affiliated person of the Sub-adviser.

        Limitation of Liability. Under the Sub-advisory Agreement, the Sub-adviser shall not have liability to Mercury International Value or any shareholder of the Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Sub-adviser of its duties hereunder, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties hereunder.

        Term. In conformity with the requirements of the 1940 Act, the Sub-advisory Agreement provides that it will continue in effect (after its initial two-year terms) only so long as its continuance has been specifically approved at least annually by (i) the Board, or by the vote of a majority of the outstanding shares of Mercury International Value, and (ii) a majority of those

13

Directors who are not parties to the Sub-advisory Agreement or interested persons of any such party cast in person at a meeting called for the purposes of voting on such approval.

        Termination; Assignment. The Sub-advisory Agreement provides that it will terminate automatically in the event of assignment or in the event of the termination of the Advisory Agreement relating to the Fund. In addition, the Sub-advisory Agreement may be terminated, without penalty, by the Adviser, by vote of a majority of the outstanding voting securities of Mercury International Value, or by the Sub-adviser, on sixty days’ written notice to the other party.

Information about the Sub-Adviser

        The Sub-adviser has its principal place of business at 33 King William Street, London EC4R 9AS England. The Sub-adviser is an affiliate of the Adviser. The Sub-adviser is an indirect, wholly owned subsidiary ML & Co. ML & Co. controls the Sub-adviser through its ownership (whether direct or indirect) of the voting securities of the Sub-adviser and its power to exercise a controlling influence over the management and policies of the Sub-adviser. The Sub-adviser is a registered investment adviser that has provided investment management services to investment companies, pension and profit sharing plans, and government entities since 1986.

        The directors and principal executive officers of the Sub-adviser are listed below. Unless otherwise indicated, the address for each is 33 King William Street, London EC4R 9AS England.

Name and Address	Position at Sub-Adviser	Principal Occupation(s)

Nicholas C.D. Hall	Director	Director of the Adviser and the Institutional Liquidity Fund PLC; First Vice President and General Counsel for the Adviser (EMEA Region)

James T. Stratford	Alternate Director	Director of the Adviser; Head of Compliance, the Adviser (EMEA Region)

Donald C. Burke*	Treasurer	First Vice President and Treasurer of the Adviser and FAM; Senior Vice President, Director and Treasurer of Princeton Services; Vice President of FAMD

Debra Anne Searle	Company Secretary	Company Secretary

*	800 Scudders Mill Road Plainsboro, New Jersey 08536

        The following chart lists those officers and directors of Mercury International Value who are also affiliated with the Sub-adviser, and sets forth the nature of those affiliations:

Name and Address	Position at Fund	Position at the Sub-Advisor

Donald C. Burke*	Treasurer	Treasurer

*	800 Scudders Mill Road, Plainsboro, New Jersey 08536

14

Considerations of the Board of Directors in Approving the Sub-advisory Agreement

        At a meeting held on June 1-2, 2005, the Board, including the independent Directors, considered the Sub-advisory Agreement, as well as the situation involving the prior sub-advisory agreement. The independent Directors were represented by independent counsel who assisted them in their deliberations.

        The Board considered the matters discussed above under Proposal 1 in connection with the implications of the Sub-adviser having served as Sub-adviser to Mercury International Value without, as far as could be determined, a validly approved sub-advisory contract. The Board noted that because no fees have been paid to the Sub-adviser since the Fund’s inception, it was not necessary to consider the appropriateness of seeking rescission.

        The Board, including the independent Directors, considered the types of services that might be provided to the Adviser by the Sub-adviser and the resources and personnel of the Sub-adviser. The Board considered the affiliation between the Adviser and Sub-adviser. Based on their experience as directors of the Funds and as directors of other funds sub-advised by the Sub-adviser, the Board concluded that Mercury International Value benefits, and should continue to benefit, from having access to the services of the Sub-adviser.

        In connection with the approval of the Sub-advisory Agreement, the Board did not request or separately consider information concerning the profitability of the Fund to the Sub-adviser, in light of the fact that the Sub-adviser had not been paid fees for its services. For a similar reason, the Board did not consider information concerning fees charged to similar accounts by the Sub-adviser or sub-advisory fees paid by comparable funds. The Board considered the direct and indirect benefits to the Sub-adviser from its relationship with the Fund.

        Because the Sub-adviser provides only investment research and not investment management or administration services to the Fund, the Board did not separately consider the Fund’s financial and performance data in connection with its consideration of the Sub-advisory Agreement.

        Because no fees have been paid to the Sub-adviser since the Fund’s inception, it was also not necessary for the Board to consider potential economies of scale to the Sub-adviser that may result from Fund growth. The Board, however, noted that any change in the fees payable to the Sub-adviser would have no direct impact on the Fund because such fees would be payable by the Adviser out of the Adviser’s advisory fees.

Payments to the Sub-adviser by the Adviser

        During the last fiscal year, the Adviser paid no fees to the Sub-adviser pursuant to the Sub-advisory Agreement.

        The Board of Mercury International Value recommends that the shareholders of that Fund vote to approve the Sub-advisory Agreement.

15

PROPOSAL 3: APPROVAL OF CHANGES TO
FUNDAMENTAL INVESTMENT RESTRICTIONS

        The Meeting has also been called to obtain shareholder approval of the amendment of certain fundamental investment restrictions of each Fund. These investment restrictions (which are fundamental policies of each Fund that may not be changed without shareholder approval) have been approved by the Board and relate to: (a) borrowing money and (b) making loans to other persons.

        Each Fund has adopted fundamental investment restrictions that provide that a Fund may borrow money only from banks and may not make loans to other persons except under certain specified circumstances. You are being asked to approve changes to these fundamental investment restrictions that would allow each Fund (i) to expand the types of entities from which it may borrow and (ii) to add to the specified circumstances under which each Fund may make loans, loans made pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (the “SEC”). These changes will, among other things, make it possible for each Fund, in the future, to participate in an interfund lending program. An interfund lending program would allow a Fund to borrow money from another affiliated investment company, which would provide that Fund with liquidity at a potentially lower cost than borrowing from banks without forcing the Fund to sell portfolio securities or use other more costly methods of obtaining cash. The changes will also allow a Fund to lend available cash to affiliated investment companies at a higher interest rate than it might receive if it invested such cash in overnight repurchase agreements or other short-term investments. Unless otherwise permitted by an SEC exemptive order, the 1940 Act permits an open end investment company to borrow only from banks.

Changes to the Fundamental Investment Restriction on Borrowing

        In order to allow each Fund to increase its flexibility to borrow money, the Board of each Fund recommends that shareholders amend each Fund’s fundamental investment restriction related to borrowing money by deleting the language which appears stricken below:

[Under the Fund’s fundamental investment restrictions, none of the Funds (unless otherwise noted below) may:] Borrow money, except that (i) the Fund may borrow ~~from banks (as defined in the Investment Company Act)~~ in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.

16

        The proposed amendment to each Fund’s fundamental borrowing restriction is intended to allow each Fund to expand its ability to meet short term liquidity needs without adversely affecting the Fund’s ability to pursue its investment objective and to respond to future investment opportunities. If the proposed amendment is adopted, each Fund will interpret the amended borrowing restriction in light of existing and future exemptive orders, SEC releases, no-action letters or similar relief or interpretations.

        Under the amended borrowing restriction, the Funds would be permitted to borrow cash from other affiliated investment companies if the SEC staff grants the Funds exemptive relief that would permit borrowing and lending among the Funds and other affiliated investment companies, the Funds establish an interfund lending program pursuant to such exemptive relief and each Fund’s Board approves that Fund’s participation in such a program. Participation in an interfund lending program may allow the borrowing Fund to reduce the cost of borrowing money.

        The Board of each Fund recommends that the shareholders of that Fund vote FOR the proposal to approve the above-described amendment to the Fund’s fundamental investment restriction on borrowing.

       Changes to the Fundamental Investment Restriction on Lending

        In order to allow each Fund to increase its flexibility to lend money, the Board of each Fund recommends that shareholders amend each Fund’s fundamental investment restriction related to making loans by deleting the language that appears stricken below and inserting the following underlined text:

[Under the Fund’s fundamental investment restrictions, none of the Funds (unless otherwise noted below) may:] Make loans to other persons, except (i) that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, ~~and except further~~ (ii) that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Registration Statement, as it may be amended from time to time, and (iii) as may otherwise be permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission.

        The proposed amendment to each Fund’s fundamental lending restriction is intended to increase the potential uses for a Fund’s cash positions that will allow potentially greater investment return than the currently available short term investments. If the proposed amendment is adopted, each Fund will interpret the amended lending restriction in light of existing and future exemptive orders, SEC releases, no-action letters or similar relief or interpretations.

17

        Under the amended lending restriction, the Funds would be permitted to lend cash to other affiliated investment companies if the SEC staff grants the Funds exemptive relief that would permit borrowing and lending among the Funds and other affiliated investment companies, the Funds establish an interfund lending program pursuant to such exemptive relief and each Fund’s Board approves that Fund’s participation in such a program. Participation in an interfund lending program may allow the lending Fund to generate increased interest income.

        The Board of each Fund recommends that the shareholders of that Fund vote FOR the proposal to approve the above-described amendment to the Fund’s fundamental investment restriction on lending.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm’s Fees

        The firm of Deloitte & Touche LLP (“D&T”) has been selected as the independent registered public accounting firm for Mercury International Value and for Mercury Large Cap Growth. D&T, in accordance with Independence Standards Board Standard No. 1, has confirmed to each Fund’s Audit Committee that they are the independent registered public accounting firms with respect to the Funds.

        The SEC’s auditor independence rules require the Audit Committee of each Fund to pre-approve (a) all audit and permissible non-audit services provided by the Fund’s independent registered public accounting firm directly to the Fund and (b) those permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Fund.

        The first two tables below set forth for each Fund, for its two most recent fiscal years, the fees billed by its independent registered public accounting firm for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the Fund’s operations and financial reporting, and, therefore, require Audit Committee pre-approval. Services under the caption:

•	“Audit Fees” are for the audit of the Fund’s annual financial statements included in the Fund’s reports to shareholders and in connection with statutory and regulatory filings or engagements;
•	“Audit-Related Fees” include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees;
•	“Tax Fees” include tax compliance, tax advice and tax planning; and
•	“All Other Fees” are for other products and services provided.

        Each Fund also is required to disclose the total non-audit fees paid to its independent registered public accounting firm, for services rendered to the Fund and its Affiliated Service Providers regardless of whether those fees were pre-approved by the Audit Committee.

        The fiscal year end for each Fund is set forth in Exhibit A to this Proxy Statement.

18

        Fees for audit and non-audit services provided directly to each Fund:

Fund	Independent Registered Public Accounting Firm
		Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)*		All Other Fees ($)
		2004	2003	2004	2003	2004	2003	2004	2003
Mercury International Value	D&T	$25,000	$25,000	0	0	$5,200	$5,200	0	0
Mercury Large Cap Growth	D&T	$20,000	$25,700	0	0	$5,200	$5,400	0	0

*	Tax fees associated with reviewing the Funds’ tax returns.

        Fees for non-audit services provided to each Fund’s Affiliated Service Providers for which pre-approval by the Audit Committee was required:

Fund	Independent Registered Public Accounting Firm	Audit-Related Fees ($)**		Tax Fees ($)		All Other Fees ($)***
		2004	2003	2004	2003	2004	2003
Mercury International Value	D&T	$945,000	$485,500	0	0	0	$56,140
Mercury Large Cap Growth	D&T	$945,000	$485,500	0	0	0	$56,140

**	Primarily related to examinations of internal control.
***	Primarily associated with project management of non-financial services systems implementations.

        Aggregate non-audit fees for services provided to each Fund and its Affiliated Service Providers, regardless of whether pre-approval was required:

Fund	Independent Registered Public Accounting Firm	Aggregate Non-Audit Fees ($)
		2004	2003
Mercury International Value	D&T	$12,876,555	$19,237,277
Mercury Large Cap Growth	D&T	$12,876,555	$19,237,477

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        The Audit Committee of each Fund has reviewed the non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s Affiliated Service Providers that were not subject to the Audit Committee’s pre-approval and has determined that the provision of such services is compatible with maintaining the registered public accounting firm’s independence.

        Audit Committee’s Pre-Approval Policies and Procedures. The Audit Committee of each Fund has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the Audit Committee. As noted above, the Audit Committee also must approve certain other non-audit services provided to a Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm may be approved by the Audit Committee without consideration to a specific case-by-case basis (“general pre-approval”). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the Fund or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Audit Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

        Non-audit services provided to the Fund’s Affiliated Service Providers that have a direct impact on the operations or financial reporting of the Fund must be pre-approved by the Audit Committee of ML&Co. in addition to pre-approval by the Audit Committee.

        There were no amounts, including amounts related to non-audit services that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the 2004 and 2003 fiscal years on behalf of each Fund or on behalf of each Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of each Fund. Each Fund’s independent registered public accounting firm annually will provide the Audit Committee with a detailed analysis of all fees paid to them by ML&Co. and its affiliates.

        Representatives of D&T, are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire and to respond to questions from shareholders.

Address Information

        The address of the Adviser, Princeton Services and the Distributor is P.O. Box 9011, Princeton, New Jersey 08536. The address of the Sub-adviser is 33 King William Street, London EC4R 9AS England. The address of ML&Co., MLPF&S and Merrill Lynch Group is 4 World Financial Center, New York, New York 10080. The address of FDS is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

20

Annual Report Delivery

        Each Fund will furnish, without charge, a copy of its annual report for the Fund’s most recently completed fiscal year and, if applicable, a copy of its most recent semi-annual report to any shareholder upon request. Such requests should be directed to the attention of the Secretary of the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, or to 1-800-995-6526.

Shareholder Proposals

        The Funds are not required to hold annual meetings of Shareholders. Shareholders of a Fund wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to that Fund a reasonable time before the Board’s solicitation relating to such meeting is to be made. The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by that Fund a reasonable period of time before the Board’s solicitation relating to such meeting is made. Written proposals with regard to a Fund should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

By Order of the Board of Directors

ALICE A. PELLEGRINO Secretary of FAM Variable Series Funds, Inc.

Dated: August 15, 2005

21

EXHIBIT A

        Defined terms used below and not otherwise defined have the same meanings set out in the Proxy Statement to which this Exhibit is attached.

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to the Funds

Fund	Fiscal Year End	State of Organization	Shares Outstanding as of Record Date
Mercury International Value	December 31	Maryland	Class I-25,282,981.186 Class II-85.610 Class III-85.610
Mercury Large Cap Growth	December 31	Maryland	Class I-18,851,674.695 Class II-113.378 Class III-104.110.00

        As of the Record Date, except as set out below, no person or “group” (as such term is defined in the Securities Exchange Act of 1934, as amended, and the rules thereunder) was known to the Funds to have allocated contributions under variable annuity contracts and/or variable life insurance contracts such that, upon the pass-through of voting rights by the Insurance Company, such person or group would have the right to give voting instructions with respect to more than 5% of the outstanding shares of a Fund.

Number of Shares Beneficially Owned as of the Record Date
Fund	Name and Address of Beneficial Owner	Number	Percent of Total
Mercury International Value
Mercury Large Cap Growth

A-1

EXHIBIT B-1

FORM OF INVESTMENT ADVISORY AGREEMENT

        AGREEMENT made this ___ day of November, 2003 between Merrill Lynch Variable Series Funds, Inc., a Maryland corporation (the “Company”), and Merrill Lynch Investment Managers L.P., a Delaware limited partnership (the “Adviser”).

W I T N E S S E T H:

        WHEREAS, the Company is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940 (the “Investment Company Act”); and

        WHEREAS, the Company is currently comprised of separate series, each of which pursues its investment objective through separate investment policies; and

        WHEREAS, the Adviser is engaged principally in rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

        WHEREAS, the Adviser is currently serving as the Investment Adviser to each of the Company’s series; and

        WHEREAS, the Company desires to retain the Adviser to render investment supervisory and corporate administrative services to the Company’s International Value V.I. Fund (hereinafter the “Fund”), in the manner and on the terms hereinafter set forth.

        NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Company and the Adviser hereby agree as follows:

Article 1

Duties of the Adviser

        The Company hereby employs the Adviser to act as the investment adviser to and manager of the Fund and to manage the investment and reinvestment of the assets of the Fund, and to administer its affairs, subject to the supervision of the Board of directors of the Company, for the period and on the terms and conditions set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

        (a) Investment Advisory Services. In acting as investment adviser to the Fund, the Adviser shall regularly provide the Fund with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Fund and shall furnish continuously an investment program and shall determine from time to time what

B-1-1

securities shall be purchased, sold or exchanged and what portion of the assets of the Fund’s portfolio shall be held in the various securities in which it may invest, subject always to the restrictions of the Company’s Articles of Incorporation and Bylaws, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund’s investment objectives, investment policies and investment restrictions set forth in the currently effective prospectus of the Company relating to the Fund under the Securities Act of 1933 (the “Prospectus”). Should the Board of directors of the Company at any time, however, make any definitive determination as to the investment policy of the Fund and notify the Adviser thereof, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Adviser shall take, on behalf of the Company, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Fund with brokers or dealers selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek to obtain for the Fund the most favorable net results for the Fund as determined by the Board of directors and set forth in the Prospectus. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, and other applicable provisions of law, nothing shall prohibit the Adviser from selecting brokers or dealers with which it or the Company is affiliated.

        (b) Administrative Services. In addition to the performance of investment advisory services, the Adviser shall perform, or supervise the performance of, administrative services in connection with the management of the Company insofar as such services relate to and are required by the Fund. In this connection, the Adviser agrees to (i) assist in supervising all aspects of the Company’s operations relating to the Fund, including the coordination of all matters relating to the functions of the custodian, transfer agent, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Company relating to the Fund, (ii) provide the Company, at the Adviser’s expense, with services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Company to the extent required by the Fund, including duties in connection with shareholder relations, reports, redemption requests and account adjustments and the maintenance of certain books and records of the Company insofar as they relate to the Fund, and (iii) provide the Company, at the Adviser’s expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement.

Article 2

Allocation of Charges and Expenses

        (a) The Adviser. The Adviser assumes and shall pay for maintaining the staff and personnel, and shall at its own expense provide the equipment, office space and facilities, necessary to perform its obligations under this Agreement, and shall pay all compensation of officers of the Company and the fees of all directors of the Company who are affiliated persons of Merrill Lynch & Co., Inc. or its subsidiaries, and shall pay the organization costs of the Fund.

        (b) The Company. The Company assumes and shall pay all expenses of the Fund, including, without limitation: insurance, taxes, expenses for legal and auditing services, costs of

B-1-2

printing proxies, stock certificates, shareholder reports and prospectuses (except to the extent paid by the Company’s distributor), charges of the Custodian and Transfer Agent, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under federal and state securities laws, fees and expenses of directors who are not affiliated persons of Merrill Lynch & Co., Inc. or its subsidiaries, accounting and pricing costs (including the daily calculation of net asset value), interest, brokerage costs, litigation and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Company.

Article 3

Compensation of the Adviser

        (a) Investment Advisory Fee. For the services rendered, the facilities furnished and expenses assumed by the Adviser, the Company shall pay to the Adviser at the end of each calendar month a fee at the annual rate of 0.75% of the average daily net assets of the Fund, as determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus.

        (b) Expense Limitations. In the event the operating expenses of the Fund, including the investment advisory fee applicable to the Fund payable to the Adviser pursuant to subsection (a) above, for any fiscal year ending on a date on which this Agreement is in effect, exceeds the expense limitations under state securities laws or published regulations thereunder, as such limitations may be raised or lowered from time to time, the Adviser shall reduce its investment advisory fee by the extent of such excess and, if required under any such laws or regulations, will reimburse the Fund in the amount of such excess; provided, however, to the extent permitted under law, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Company and allocated to the Fund. Whenever the expenses of the Fund exceed a pro rata portion of the applicable annual expense limitations, the estimated amounts of reimbursement under such limitations shall be applicable as an offset against the monthly payment of the advisory fee due to the Adviser.

Article 4

Limitation of Liability of the Adviser

        The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Adviser. Nothing herein contained shall be construed to protect the Adviser against any liability to the Company or its security holders to which the Adviser shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Company, reckless disregard of the Adviser’s obligations and duties under this Agreement or the violation of any applicable law.

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Article 5

Activities of the Adviser

        The services of the Adviser under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Company are or may become interested in the Adviser, as directors, officers, employees or shareholders or otherwise and that directors, officers, employees or shareholders of the Adviser are or may become similarly interested in the Company, and that the Adviser is or may become interested in the Company as a shareholder or otherwise.

Article 6

Duration and Termination of this Agreement

        This Agreement shall become effective as of the effective date of the Company’s Post Effective Amendment No. 44 to its Registration Statement, and shall remain in force until the second anniversary of such effectiveness and thereafter, but only so long as such continuance after the second anniversary is specifically approved at least annually by (i) the Board of directors of the Company, or by the vote of a majority of the outstanding shares of the Fund, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purposes of voting on such approval.

        This Agreement may be terminated at any time, as to the Fund, without the payment of any penalty, by the Board of directors of the Company or by vote of a majority of the outstanding shares of the Fund, or by the Adviser, on sixty days’ written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

Article 7

Definitions

        The term “assignment”, “affiliated person” and “interested person”, when used in this Agreement, shall have the respective meanings specified in the Investment Company Act. As used with respect to the Company or the Fund, the term “majority of the outstanding shares” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

Article 8

Amendments of this Agreement

        This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of directors of the Company, or by the vote of a majority of the outstanding shares of the Fund, and (ii) a majority of those directors of the Company who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

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Article 9

Governing Law

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

By:	______________________________________ Name: Title:

ATTEST:
______________________________
Name:
Title:

MERRILL LYNCH INVESTMENT MANAGERS, L.P.

By:	Princeton Services, Inc., its general partner

By:	______________________________________ Name: Title:

ATTEST:
______________________________
Name:
Title:

B-1-5

EXHIBIT B-2

FORM OF INVESTMENT ADVISORY AGREEMENT

        AGREEMENT made this day of November, 2003 between Merrill Lynch Variable Series Funds, Inc., a Maryland corporation (the “Company”), and Merrill Lynch Investment Managers L.P., a Delaware limited partnership (the “Adviser”).

W I T N E S S E T H:

        WHEREAS, the Company is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940 (the “Investment Company Act”); and

        WHEREAS, the Company is currently comprised of separate series, each of which pursues its investment objective through separate investment policies; and

        WHEREAS, the Adviser is engaged principally in rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

        WHEREAS, the Adviser is currently serving as the Investment Adviser to each of the Company’s series; and

        WHEREAS, the Company desires to retain the Adviser to render investment supervisory and corporate administrative services to the Company’s Large Cap Growth V.I. Fund (hereinafter the “Fund”), in the manner and on the terms hereinafter set forth.

        NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Company and the Adviser hereby agree as follows:

Article 1

Duties of the Adviser

        The Company hereby employs the Adviser to act as the investment adviser to and manager of the Fund and to manage the investment and reinvestment of the assets of the Fund, and to administer its affairs, subject to the supervision of the Board of directors of the Company, for the period and on the terms and conditions set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

         (a) Investment Advisory Services. In acting as investment adviser to the Fund, the Adviser shall regularly provide the Fund with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Fund and shall furnish continuously an investment program and shall determine from time to time what

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securities shall be purchased, sold or exchanged and what portion of the assets of the Fund’s portfolio shall be held in the various securities in which it may invest, subject always to the restrictions of the Company’s Articles of Incorporation and Bylaws, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund’s investment objectives, investment policies and investment restrictions set forth in the currently effective prospectus of the Company relating to the Fund under the Securities Act of 1933 (the “Prospectus”). Should the Board of directors of the Company at any time, however, make any definitive determination as to the investment policy of the Fund and notify the Adviser thereof, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Adviser shall take, on behalf of the Company, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Fund with brokers or dealers selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek to obtain for the Fund the most favorable net results for the Fund as determined by the Board of directors and set forth in the Prospectus. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, and other applicable provisions of law, nothing shall prohibit the Adviser from selecting brokers or dealers with which it or the Company is affiliated.

        (b) Administrative Services. In addition to the performance of investment advisory services, the Adviser shall perform, or supervise the performance of, administrative services in connection with the management of the Company insofar as such services relate to and are required by the Fund. In this connection, the Adviser agrees to (i) assist in supervising all aspects of the Company’s operations relating to the Fund, including the coordination of all matters relating to the functions of the custodian, transfer agent, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Company relating to the Fund, (ii) provide the Company, at the Adviser’s expense, with services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Company to the extent required by the Fund, including duties in connection with shareholder relations, reports, redemption requests and account adjustments and the maintenance of certain books and records of the Company insofar as they relate to the Fund, and (iii) provide the Company, at the Adviser’s expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement.

Article 2

Allocation of Charges and Expenses

        (a) The Adviser. The Adviser assumes and shall pay for maintaining the staff and personnel, and shall at its own expense provide the equipment, office space and facilities, necessary to perform its obligations under this Agreement, and shall pay all compensation of officers of the Company and the fees of all directors of the Company who are affiliated persons of Merrill Lynch & Co., Inc. or its subsidiaries, and shall pay the organization costs of the Fund.

        (b) The Company. The Company assumes and shall pay all expenses of the Fund, including, without limitation: insurance, taxes, expenses for legal and auditing services, costs of

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printing proxies, stock certificates, shareholder reports and prospectuses (except to the extent paid by the Company’s distributor), charges of the Custodian and Transfer Agent, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under federal and state securities laws, fees and expenses of directors who are not affiliated persons of Merrill Lynch & Co., Inc. or its subsidiaries, accounting and pricing costs (including the daily calculation of net asset value), interest, brokerage costs, litigation and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Company.

Article 3

Compensation of the Adviser

        (a) Investment Advisory Fee. For the services rendered, the facilities furnished and expenses assumed by the Adviser, the Company shall pay to the Adviser at the end of each calendar month a fee at the annual rate of 0.65% of the average daily net assets of the Fund, as determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus.

        (b) Expense Limitations. In the event the operating expenses of the Fund, including the investment advisory fee applicable to the Fund payable to the Adviser pursuant to subsection (a) above, for any fiscal year ending on a date on which this Agreement is in effect, exceeds the expense limitations under state securities laws or published regulations thereunder, as such limitations may be raised or lowered from time to time, the Adviser shall reduce its investment advisory fee by the extent of such excess and, if required under any such laws or regulations, will reimburse the Fund in the amount of such excess; provided, however, to the extent permitted under law, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Company and allocated to the Fund. Whenever the expenses of the Fund exceed a pro rata portion of the applicable annual expense limitations, the estimated amounts of reimbursement under such limitations shall be applicable as an offset against the monthly payment of the advisory fee due to the Adviser.

Article 4

Limitation of Liability of the Adviser

        The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Adviser. Nothing herein contained shall be construed to protect the Adviser against any liability to the Company or its security holders to which the Adviser shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Company, reckless disregard of the Adviser’s obligations and duties under this Agreement or the violation of any applicable law.

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Article 5

Activities of the Adviser

        The services of the Adviser under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Company are or may become interested in the Adviser, as directors, officers, employees or shareholders or otherwise and that directors, officers, employees or shareholders of the Adviser are or may become similarly interested in the Company, and that the Adviser is or may become interested in the Company as a shareholder or otherwise.

Article 6

Duration and Termination of this Agreement

        This Agreement shall become effective as of the effective date of the Company’s Post Effective Amendment No. 44 to its Registration Statement, and shall remain in force until the second anniversary of such effectiveness and thereafter, but only so long as such continuance after the second anniversary is specifically approved at least annually by (i) the Board of directors of the Company, or by the vote of a majority of the outstanding shares of the Fund, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purposes of voting on such approval.

        This Agreement may be terminated at any time, as to the Fund, without the payment of any penalty, by the Board of directors of the Company or by vote of a majority of the outstanding shares of the Fund, or by the Adviser, on sixty days’ written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

Article 7

Definitions

        The term “assignment”, “affiliated person” and “interested person”, when used in this Agreement, shall have the respective meanings specified in the Investment Company Act. As used with respect to the Company or the Fund, the term “majority of the outstanding shares” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

Article 8

Amendments of this Agreement

        This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of directors of the Company, or by the vote of a majority of the outstanding shares of the Fund, and (ii) a majority of those directors of the Company who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

B-2-4

Article 9

Governing Law

        The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

By:	______________________________________ Name: Title:

ATTEST:
______________________________
Name:
Title:

MERRILL LYNCH INVESTMENT MANAGERS, L.P.

By:	Princeton Services, Inc., its general partner

By:	______________________________________ Name: Title:

ATTEST:
______________________________
Name:
Title:

B-2-5

EXHIBIT B-3

FORM OF SUB-ADVISORY AGREEMENT

        AGREEMENT made as of the _____ day of __________, 1997, by and between MERRILL LYNCH ASSET MANAGEMENT, L.P., a Delaware limited partnership (hereinafter referred to as “MLAM”), and MERRILL LYNCH ASSET MANAGEMENT U.K. LIMITED, a corporation organized under the laws of England and Wales (hereinafter referred to as “MLAM U.K.”).

W I T N E S S E T H:

        WHEREAS, MERRILL LYNCH VARIABLE SERIES FUND, INC. (the “Fund”) is a Maryland corporation engaged in business as an open-end management investment company with separate portfolios (the “Portfolios”) and is registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the “Investment Company Act”); and

        WHEREAS, MLAM and MLAM U.K. are engaged principally in rendering investment advisory services and are registered as investment advisers under the Investment Advisers Act of 1940, as amended; and

        WHEREAS, MLAM U.K. is a member of the Investment Management Regulatory Organization, a self-regulating organization recognized under the Financial Services Act of 1986 of the United Kingdom (hereinafter referred to as “IMRO”), and the conduct of its investment business is regulated by IMRO; and WHEREAS, MLAM has entered into investment advisory agreements (the “Advisory Agreements”) pursuant to which MLAM provides management and investment and advisory services to the Fund; and

        WHEREAS, MLAM U.K. is willing to provide investment advisory services to MLAM in connection with the Fund’s operations on the terms and conditions hereinafter set forth;

        NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, MLAM U.K. and MLAM hereby agree as follows:

ARTICLE I

Duties of MLAM U.K.

        MLAM hereby employs MLAM U.K. to act as investment adviser to MLAM and to furnish, or arrange for affiliates to furnish, the investment advisory services described below, subject to the broad supervision of MLAM and the Fund, for the period and on the terms and conditions set forth in this Agreement. MLAM U.K. hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. MLAM and its

B-3-1

affiliates shall for all purposes herein be deemed a Professional Investor as defined under the rules promulgated by IMRO (hereinafter referred to as the “IMRO Rules”). MLAM U.K. and its affiliates shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

        MLAM U.K. shall have the right to make unsolicited calls on MLAM and shall provide MLAM with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of the Fund; shall furnish continuously an investment program for the Fund and shall make recommendations from time to time as to which securities shall be purchased, sold or exchanged and what portion of the assets of each Portfolio of the Fund shall be held in the various securities in which the Portfolio invests, options, futures, options on futures or cash; all of the foregoing subject always to the restrictions of the Articles of Incorporation and By-Laws of the Fund, as they may be amended and/or restated from time to time, the provisions of the Investment Company Act and the statements relating to the Portfolio’s investment objective(s), investment policies and investment restrictions as the same are set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the Securities Act of 1933, as amended (the “Prospectus” and “Statement of Additional Information”, respectively).

        MLAM U.K. shall make recommendations and effect transactions with respect to foreign currency matters, including foreign exchange contracts, foreign currency options, foreign currency futures and related options on foreign currency futures and forward foreign currency transactions. MLAM U.K. shall also make recommendations or take action as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities of the Fund shall be exercised.

        MLAM U.K. will not hold money on behalf of MLAM or the Fund, nor will MLAM U.K. be the registered holder of the registered investments of MLAM or the Fund or be the custodian of documents or other evidence of title.

ARTICLE II

Allocation of Charges and Expenses

        MLAM U.K. assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement and shall at its own expense provide the office space, equipment and facilities which it is obligated to provide under Article I hereof and shall pay all compensation of officers of the Fund and all Directors of the Fund who are affiliated persons of MLAM U.K.

B-3-2

ARTICLE III

Compensation of MLAM U.K.

        For the services rendered, the facilities furnished and expenses assumed by MLAM U.K., MLAM shall pay to MLAM U.K. a fee in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount that MLAM actually receives for providing services to the Fund pursuant to the Advisory Agreements.

ARTICLE IV

Limitation of Liability of MLAM U.K.

        MLAM U.K. shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of subadvisory services rendered with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, MLAM U.K. shall include any affiliates of MLAM U.K. performing services for MLAM contemplated hereby and directors, officers and employees of MLAM U.K. and such affiliates.

ARTICLE V

Activities of MLAM U.K.

        The services of MLAM U.K. to the Fund are not to be deemed to be exclusive, MLAM U.K. and any person controlled by or under common control with MLAM U.K.(for purposes of this Article V referred to as “affiliates”) being free to render services to others. It is understood that Directors, officers, employees and shareholders of the Fund are or may become interested in MLAM U.K. and its affiliates, as directors, officers, employees and shareholders or otherwise and that directors, officers, employees and shareholders of MLAM U.K. and its affiliates are or may become similarly interested in the Fund, and that MLAM U.K. and directors, officers, employees, partners and shareholders of its affiliates may become interested in the Fund as shareholders or otherwise.

ARTICLE VI

MLAM U.K. Statements Pursuant to IMRO Rules

        Any complaints concerning MLAM U.K. should be in writing addressed to the attention of the Managing Director of MLAM U.K. MLAM has the right to obtain from MLAM U.K. a copy of the IMRO complaints procedure and to approach IMRO directly.

        MLAM U.K. may make recommendations, subject to the investment restrictions referred to in Article I herein, regarding Investments Not Readily Realisable (as that term is used in the IMRO Rules) or investments denominated in a currency other than British pound sterling. There can be no certainty that market makers will be prepared to deal in unlisted or thinly traded securities and an accurate valuation may be hard to obtain. The value of investments recommended by MLAM U.K. may be subject to exchange rate fluctuations which may have favorable or unfavorable effects on investments.

B-3-3

        MLAM U.K. may make recommendations, subject to the investment restrictions referred to in Article I herein, regarding options, futures or contracts for differences. Markets can be highly volatile and such investments carry a high degree of risk of loss exceeding the original investment and any margin on deposit.

ARTICLE VII

Duration and Termination of this Agreement

        This Agreement shall become effective with respect to each Portfolio as of the date first above written and shall remain in force until the date of termination of the Advisory Agreement relating to such Portfolio (but not later than two years after the date hereof) and thereafter, but only so long as such continuance is specifically approved at least annually by (i) the Directors of the Fund or by the vote of a majority of the outstanding voting securities of such Portfolio and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

        This Agreement may be terminated with respect to a Portfolio at any time, without the payment of any penalty, by MLAM or by vote of a majority of the outstanding voting securities of such Portfolio, or by MLAM U.K., on sixty days’ written notice to the other party. This Agreement shall automatically terminate with respect to each Portfolio in the event of its assignment or in the event of the termination of the Advisory Agreement relating to such Portfolio. Any termination shall be without prejudice to the completion of transactions already initiated.

ARTICLE VIII

Amendments of this Agreement

        This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Directors of the Fund or by the vote of a majority of outstanding voting securities of each Portfolio and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

ARTICLE IX

Definitions of Certain Terms

        The terms “vote of a majority of the outstanding voting securities”, “assignment”, “affiliated person” and “interested person”, when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder,

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subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

ARTICLE X

Governing Law

        This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

MERRILL LYNCH INVESTMENT MANAGERS, L.P.

By:	Princeton Services, Inc., its general partner

By:	______________________________________ Name: Title:

MERRILL LYNCH ASSET MANAGEMENT U.K. LIMITED

By:	______________________________________ Name: Title:

B-3-5

Mercury International Value V.I. Fund
a series of
FAM VARIABLE SERIES FUNDS, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011
PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his/her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Mercury International Value V.I. Fund (the “Fund”), a series of FAM Variable Series Funds, Inc., held of record by the undersigned on August 1, 2005 at the special meeting of shareholders of the Fund to be held on September 23, 2005 or any adjournment thereof.

        This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposals.

        By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote "FOR" the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes / or |_| in blue or black ink.

1.	To approve an Investment Advisory Agreement between FAM Variable Series Funds, Inc., on behalf of the Fund, and Merrill Lynch Investment Managers, L.P., as adviser.

FOR |_| AGAINST |_| ABSTAIN |_|

2.	To approve a Sub-Advisory Agreement between Merrill Lynch Investment Managers, L.P., as adviser, and its affiliate, Merrill Lynch Asset Management U.K. Limited, as sub-adviser.

FOR |_| AGAINST |_| ABSTAIN |_|

3.	To approve the amendment of certain fundamental investment restrictions of the Fund.

FOR |_| AGAINST |_| ABSTAIN |_|

4.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, Director or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2005

X_______________________________________________________ Signature

X_______________________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Mercury Large Cap Growth V.I. Fund
a series of
FAM VARIABLE SERIES FUNDS, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011
PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his/her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Mercury Large Cap Growth V.I. Fund (the "Fund"), a series of FAM Variable Series Funds, Inc., held of record by the undersigned on August 1, 2005 at the special meeting of shareholders of the Fund to be held on September 23, 2005 or any adjournment thereof.

        This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposals.

        By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes / or |_| in blue or black ink.

1.	To approve an Investment Advisory Agreement between FAM Variable Series Funds, Inc., on behalf of the Fund, and Merrill Lynch Investment Managers, L.P., as adviser.

FOR |_| AGAINST |_| ABSTAIN |_|

2.	Shareholders of this Fund are not eligible to vote on this Proposal.

3	To approve the amendment of certain fundamental investment restrictions of the Fund.

FOR |_| AGAINST |_| ABSTAIN |_|

4.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, Director or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2005

X_______________________________________________________ Signature

X_______________________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.